UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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VEEVA SYSTEMS INC.
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November , 2020
Traveler, there is no path. Paths are made by walking.
―Antonio Machado
Dear fellow shareholders,

Since founding Veeva Systems 13 years ago, we have been making our own path. Back then, we had a vision that industry-specific cloud-based solutions for life sciences could be transformative. It has been, and we are still pursuing our vision of building the industry cloud for life sciences, guided by our core values of do the right thing, customer success, employee success, and speed.

There are two proposals in this special proxy. One is significant and unique and the other less so.

First, we propose to undo our classified board so all members of our board of directors stand for election annually beginning in 2021. A declassified board is common practice for mature public companies and we believe it provides a better governance structure for where we are today.

We are also asking for your support to amend our certificate of incorporation to become a Delaware Public Benefit Corporation (PBC). This means we would formally adopt a public benefit purpose and be legally responsible to balance the interests of multiple stakeholders—including our shareholders, customers, employees, partners, and the communities in which we operate—rather than considering only the financial interests of our shareholders.

We believe Veeva should demonstrate leadership and innovation not only in our products and services, but in everything we do. We are proud to be the first large public company in the U.S. to propose a PBC conversion to its shareholders.

Why us and why now? As we have grown and as our customer relationships have deepened, we have become increasingly important to the life sciences industry’s ability to improve health and extend lives. Looking ahead, Veeva has the potential to become essential to the process of developing medicines and cures and bringing them to patients. Society’s interest in the success and sustainability of this process is clear. Our vision is not sustainable over the long term if it is only about financial returns.

We have also always believed that our deep commitment to customers, employees, and our core value of ‘do the right thing’ enhances our ability to create shareholder value. I outlined these operating principles in my 2013 Founders Letter included with our IPO registration statement. A PBC conversion is a way to align our certificate of incorporation to the values-based way we operate the company. It makes clear to customers that our purposes will remain aligned. And it also demonstrates to our employees and candidates that Veeva is a place where they can feel good about giving their best.

As Veeva’s founder and largest shareholder I have a personal and reputational interest in focusing on how we operate as well as on how well we operate. Our board of directors and I believe that a PBC conversion will enhance our long-term financial sustainability and our ability to create value for shareholders. We ask for your vote to create this new path.

Sincerely,

Peter P. Gassner Chief Executive Officer and Director

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
WHAT: Special meeting of Veeva shareholders. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Veeva Systems Inc. for use at the Special Meeting of Shareholders (the “Special Meeting”) described here. This chart shows the two items up for a vote at this Special Meeting, how votes will be counted, and how management recommends you vote on each item.

Proposal		More Information	Board Recommendation	Broker Non- Votes	Abstentions	Votes Required for Approval
One	Adopt the amendment of our Restated Certificate of Incorporation to become a public benefit corporation	Page 1	FOR	Will count AGAINST	Will count AGAINST	Majority in voting power of our outstanding capital stock
Two	Adopt the amendment of our Restated Certificate of Incorporation to eliminate the classified structure of our Board	Page 6	FOR	Will count AGAINST	Will count AGAINST	At least 66-2/3% in voting power of our outstanding capital stock

Proposal One and Proposal Two are separate proposals and are not contingent on the other. If one proposal is adopted and the other is not, it is the current intention of the Board to implement the proposal that is adopted by filing only the certificate of amendment that was approved, i.e., the PBC amendment only if only Proposal One is adopted, and the declassification amendment only if only Proposal Two is adopted.
WHEN: Tuesday, December 15, 2020, 12:00 Pacific Time
WHERE: www.virtualshareholdermeeting.com/VEEV2020SM This will be a virtual Special Meeting to help protect everyone’s health and safety and enable broader participation. Shareholders attending the virtual Special Meeting will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
WHO CAN VOTE:
You can vote if you were a shareholder of record as of the close of business on October 23, 2020 (the “Record Date”).
HOW CAN I VOTE:
Shareholders of record can vote in any of these ways:
1.Internet: www.proxyvote.com until 11:59 p.m. Eastern Time on Monday, December 14, 2020;
2.Telephone: 1-800-690-6903 until 11:59 p.m. Eastern Time on Monday, December 14, 2020;

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

3.Mail: Sign, date, and mail your proxy card (if you return your signed proxy card to us before the Special Meeting, we will vote your shares as you instruct); or
4.Directly at the virtual Special Meeting: Visit www.virtualshareholdermeeting.com/VEEV2020SM and enter your 16-digit control number.
Beneficial Owners of Shares Held in Street Name
1.Please refer to the voting instructions provided to you by your broker, trustee, or other nominee that holds your shares.
ADDITIONAL VOTING-RELATED INFORMATION:
Adjournments and Postponements
Any action on the items of business described above may be considered at the virtual Special Meeting or at any time and date to which the Special Meeting may be properly adjourned or postponed.
Voting
Your vote is very important. We encourage you to read the Proxy Statement and vote your shares over the Internet, by telephone, or by mail. Voting your shares in advance will not prevent you from attending the Special Meeting virtually, revoking your earlier submitted proxy, or voting your shares at the virtual Special Meeting. For specific instructions on how to vote your shares, please see “Frequently Asked Questions and Answers” in the Proxy Statement.
On or about November , 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been mailed to shareholders of record as of the Record Date. The Notice contains instructions on how to access our Proxy Statement for the Special Meeting of Shareholders (the proxy materials). The Notice also provides instructions on how to vote and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.proxyvote.com.
As used in this Proxy Statement, the terms “Veeva,” “the Company,” “we,” “us,” and “our” mean Veeva Systems Inc. and its subsidiaries unless the context indicates otherwise.

By Order of the Board of Directors,

Josh Faddis SVP, General Counsel and Corporate Secretary
November , 2020
An Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 15, 2020: The Notice and Proxy Statement are available to shareholders at www.proxyvote.com.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

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PROPOSAL ONE: ADOPTION OF THE AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO BECOME A PUBLIC BENEFIT CORPORATION
Our Board unanimously recommends a vote “FOR” adoption and approval of the amendments to our Restated Certificate of Incorporation to become a public benefit corporation.
Delaware Public Benefit Corporation Basics
A Delaware public benefit corporation (“PBC”) is a for-profit company operating under subchapter XV of the General Corporation Law of the State of Delaware (the “DGCL”). There are two primary distinctions between a PBC and a traditional Delaware for-profit corporation.
First, a PBC adopts a public benefit purpose in its certificate of incorporation that is intended to have positive effects on a category of persons, entities or communities other than shareholder financial interest. Second, in making decisions, directors of a PBC have a fiduciary duty to balance the interests of shareholders, the interests of stakeholders materially affected by the PBC’s conduct, and pursuit of the corporation’s public benefit purpose. A Delaware PBC must also provide its shareholders with a statement, at least every other year, as to the PBC’s assessment of the promotion of its public benefit purpose and of the best interests of those materially affected by the PBC's conduct. A more detailed comparison of PBCs to traditional Delaware for-profit corporations is included below. PBCs are not required to seek or maintain certification from any non-government entity, such as certification as a B corporation.
As a PBC, Veeva would adopt the following public benefit purpose:
Public Benefit Purpose. The specific public benefits to be promoted by the corporation are to provide products and services that are intended to help make the industries we serve more productive, and to create high-quality employment opportunities in the communities in which we operate.

As a PBC, Veeva would adopt the following obligation to balance the interest of stakeholders:

The Corporation shall be a public benefit corporation, as contemplated by subchapter XV of the DGCL, and is to be managed in a manner that balances our stockholders’ pecuniary (financial) interests, the best interests of those materially affected by the corporation’s conduct (including customers, employees, partners, and the communities in which we operate), and the public benefits identified in this certificate of incorporation. We believe this corporate structure reflects our guiding principle, “do the right thing.”
Why Converting to a PBC is Right for Veeva and Shareholders
PBC conversion better aligns our legal responsibilities to our core values—do the right thing, customer success, employee success, and speed—and our approach to decision making. More specifically, we believe that becoming a PBC is valuable for our customers and employees, does not diminish the rights of our investors, may benefit our relationships with other key groups, and can be beneficial to our long-term financial performance. We believe that these factors accrue to shareholder value creation. We will start with our customers.
Our customers. The broad goal of the principal industry we serve—life sciences—is to improve health and extend lives. Helping the life sciences industry be more productive in pursuit of that goal is a natural public benefit that has never been more important.
As our product and service offerings have expanded, Veeva has become a trusted technology partner for the most important functions of life sciences companies, including clinical trial management, regulatory submissions, pharmacovigilance (drug safety), manufacturing quality processes, data, and communications between life

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 1

sciences companies and doctors. As our customers increasingly rely on us to help them get the right treatments to patients more efficiently and effectively, we have become operationally significant to our customers and also a meaningful part of the healthcare ecosystem that is critical to society.
Long-term purpose alignment with our customers and the industry we serve is important as we ask our customers to make even deeper commitments to Veeva for technology systems they may use for decades. We believe our proposed public benefit purpose (and our PBC commitment to consider the interest of customer stakeholders) solidifies this alignment and can give our customers increased confidence to invest in Veeva’s technology solutions, which has the potential to make our revenue base more durable and enhance our ability to invest in innovation for our customers. We believe these customer benefits translate to better shareholder returns over the long term.
Our employees. We also believe that our proposed public benefit purpose will help us attract and retain the best employees—diverse employees who value giving their best to a company whose purpose matters. We are already a company that has created thousands of relatively high-paying jobs, with good benefits in an industry with few environmental risks and many social benefits. We are also a company that is intellectually and professionally challenging, that invests in employees and supports their development and mobility (including never imposing non-compete obligations as a condition of employment), that seeks to reduce bias, increase inclusion and that supports employee-driven charitable priorities.
Our position on many of these issues is reflected in our statement on corporate citizenship that is posted on our website, and we expect our disclosures on these and similar employee-related topics will expand as a PBC. We believe our PBC purpose (and our PBC commitment to consider the interest of employee stakeholders) will enhance relationships with the best employees and job candidates, thus enabling us to better support our customers and drive results for investors.
The rights of our investors. Upon conversion to a PBC, our shareholders will continue to have all of the protections and governance rights that shareholders of traditional companies have, including rights to elect the Board, file shareholder proposals, pursue fiduciary duty litigation, and vote on major corporate transactions like charter amendments and mergers. Our Board also considered that if Veeva were to convert to a PBC, only shareholders that own at least the lesser of (i) 2% of the voting power of Veeva’s outstanding shares or (ii) $2 million worth of outstanding shares could file a lawsuit alleging we breached our fiduciary duty to balance the financial interests of shareholders, the interests of other stakeholders, and pursuit of our public benefit purpose. In addition, Delaware’s longstanding “business judgment rule” would apply to balancing determinations so long as directors remain informed and free of conflicts of interests.
Sustainability-Focused Investors. Our Board is heartened by the rapid growth in investment funds that look to invest in responsibly run companies who combine creating value for shareholders with helping to further a public benefit. Becoming a PBC can serve as evidence of our shared commitment to long-term responsible performance and may make Veeva a more attractive investment to this rapidly growing category of investors.
Regulators. Regulators play an important role in the businesses of our customers. Our products and services often help our customers maintain regulatory compliance and be more responsive to regulators. We believe that having a legally formalized public benefit purpose may be helpful in any interactions we have with regulators on behalf of our customers or on our own behalf.
Our financial results. We do not expect conversion to a PBC to impact any of our existing financial targets, and our Board believes that a PBC conversion has the potential to be beneficial to our long-term financial results. We see social and economic benefits as complementary and have always operated with the long-term view that doing the right thing for our customers, employees, partners, and communities ultimately allows us to deliver the best results for shareholders. It is worth noting that an increasing number of large investors share our view that a sense of purpose and commitment to stakeholders is key to long-term financial performance.

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Comparison of Traditional Delaware Corporations and Delaware PBCs
Delaware PBCs are governed by the DGCL, including subchapter XV of the DGCL. Section 361 of the DGCL states that if a corporation elects to become a PBC, it shall be subject in all respects to the provisions of the DGCL, except to the extent subchapter XV imposes additional or different requirements, in which case such requirements shall apply.
The following is a summary of the material differences between traditional Delaware corporations not subject to subchapter XV of the DGCL and Delaware PBCs to the extent subchapter XV of the DGCL imposes additional or different requirements than the DGCL generally. This summary is subject to the complete text of subchapter XV of the DGCL, which we encourage you to read carefully.

Provision	Traditional Delaware Corporations	Delaware PBCs
General	Subject in all respects to the provisions of the DGCL.	Same as a traditional Delaware corporation, except to the extent subchapter XV imposes additional or different requirements, in which case such requirements shall apply.
Purpose	Usually incorporated as a for-profit corporation that may engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.
Same as a traditional Delaware corporation; in addition, a Delaware PBC is intended to produce a public benefit or public benefits and to operate in a responsible and sustainable manner. Accordingly, a Delaware PBC shall:
• Identify within its statement of business or purpose one or more specific “public benefits,” i.e., a positive effect (or reduction of negative effects) on one or more categories of persons, entities, communities or interests (other than shareholders in their capacities as shareholders), to be promoted by the corporation; and
• State within its heading that it is a PBC.

Duties of Directors	Manage in the best interests of the corporation and its shareholders.	Manage in a manner that balances the pecuniary interests of the shareholders, the best interests of those materially affected by the corporation’s conduct, and the specific public benefit or public benefits identified in its certificate of incorporation.
Director Liability for Public Benefit Purpose	Not applicable.	A director of a PBC shall not, by virtue of the public benefit provisions of the DGCL, have any duty to any person on account of any interest of such person in the public benefit or public benefits identified in the certificate of incorporation or on account of any interest materially affected by the corporation’s conduct and, with respect to a decision implicating the balance requirement described in “Duties of Directors” above, will be deemed to satisfy such director’s fiduciary duties to shareholders and the corporation if such director’s decision is both informed and disinterested and not such that no person of ordinary, sound judgment would approve.

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Provision	Traditional Delaware Corporations	Delaware PBCs
Conflicts of Interest for Public Benefit Duties of Directors	Not applicable.	A director’s ownership of or other interest in the stock of the PBC shall not alone create a conflict of interest on the part of the director with respect to the director’s decision implicating the balancing requirement described in “Duties of Directors” above, except to the extent that such ownership or interest would create a conflict of interest if the corporation were not a PBC. In the absence of a conflict of interest, no failure to satisfy that balancing requirement shall, for the purposes of § 102(b)(7) or § 145 of the DGCL, constitute an act or omission not in good faith, or a breach of the duty of loyalty, unless the certificate of incorporation so provides.
Suits to Enforce Public Benefit Duties of Directors	Not applicable.	Any action to enforce the balancing requirement described in “Duties of Directors” above, including any individual, derivative or any other type of action, may not be brought unless the plaintiffs in such action own individually or collectively, as of the date of instituting such action, at least 2% of the corporation’s outstanding shares or, in the case of a corporation with shares listed on a national securities exchange, the lesser of such percentage or shares of the corporation with a market value of at least $2,000,000 as of the date the action is instituted. The provisions of subchapter XV do not relieve the plaintiffs from complying with any other conditions applicable to filing a derivative action including § 327 of the DGCL and any rules of the court in which the action is filed.
Public Benefit Notices	Not applicable.	A PBC shall include in every notice of a meeting of shareholders a statement to the effect that it is a PBC formed pursuant to subchapter XV.
Biennial PBC Reporting	Not applicable.	A PBC shall no less than biennially provide its shareholders with a statement as to the corporation’s promotion of the public benefit or public benefits identified in the certificate of incorporation and of the best interests of those materially affected by the corporation’s conduct. The statement shall include items specified in subchapter XV.

Proposed Changes to our Certificate of Incorporation and Vote Required
Under our current Restated Certificate of Incorporation (the “Current Certificate”), we are not a PBC. We are asking our shareholders to approve a certificate of amendment to our Current Certificate that would allow us to become a PBC (the “PBC Certificate”), which is attached hereto as Annex A.
Our Current Certificate describes our business purpose in Article THIRD as follows: “to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware or any applicable successor act thereto, as the same may be amended from time to time (the “DGCL”).”
The proposed PBC Certificate would retain the business purpose stated above but would also (i) add language stating that Veeva is a PBC, (ii) add language to our statement of business purpose identifying the specific public benefits to be promoted by Veeva, and (iii) add language regarding our obligation to balance the interests of shareholders, the interests of stakeholders materially affected by Veeva’s conduct, and pursuit of Veeva’s public

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benefit purpose. This description of the proposed PBC Certificate is a summary and is qualified by the full text of the proposed PBC Certificate, which is attached to this proxy statement as Annex A and is marked to show the changes described above.
Pursuant to Delaware law, the approval of these amendments requires the affirmative vote of a majority of the voting power of the outstanding shares of our capital stock as of the Record Date for the Special Meeting entitled to vote on such amendment. If you fail to vote or fail to instruct your broker or other nominee to vote, or vote to abstain from voting on this proposal, it will have the same effect as a vote AGAINST the proposal to amend our Certificate of Incorporation to become a PBC.
If our shareholders approve the PBC Certificate, our Board has authorized our officers to file the PBC Certificate with the Delaware Secretary of State, and the PBC Certificate would become effective as specified in the PBC Certificate. Our Board currently intends to make that filing if this proposal is approved at the Special Meeting, to be effective on or about January 1, 2021. If our shareholders do not approve the PBC Certificate, then the PBC Certificate will not be adopted, and the business purpose described in the Current Certificate, as well as the Board’s current fiduciary duties, will remain in place.
Associated Amendments to Our Bylaws
If Proposal One is approved by our shareholders, the Board will approve certain amendments to our amended and restated bylaws (the “Bylaws”) to further describe certain procedures and presumptions relating to our status as a PBC. Pursuant to our Current Certificate and Delaware law, the amendments to our Bylaws are not subject to shareholder approval.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 5

PROPOSAL TWO: ADOPTION OF THE AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED STRUCTURE OF OUR BOARD
Our Board unanimously recommends a vote “FOR” adoption and approval of the amendments to our Restated Certificate of Incorporation to eliminate the classified structure of our Board.
Introduction
Under the Current Certificate, our Board is divided into three classes, with members of each class holding office for staggered three-year terms. We are asking shareholders to adopt a certificate of amendment to our Current Certificate (the “Declassification Certificate”) to eliminate our classified board structure. Our Board has unanimously determined that it would be in the best interests of Veeva and our shareholders to amend our Current Certificate to declassify our Board and provide for the annual election of all directors, as described below. We are asking our shareholders to approve the Declassification Certificate, which is attached hereto as Annex B.
Current Classified Board Structure
Article FIFTH of the Current Certificate divides our Board into three classes. Each class is elected for a three-year term, with the terms staggered so that approximately one third of the directors stand for election each year.
Proposed Declassification of the Board
The proposed Declassification Certificate would implement the complete declassification of our Board and provide for the annual election of all directors for one-year terms, commencing with the 2021 annual meeting of shareholders.
Because the proposed Declassification Certificate would have the effect of shortening the existing terms of the Class III and Class I directors whose terms are set to expire in 2022 and 2023, respectively, it is expected that the directors currently serving in such classes or their successors will resign effective immediately prior to the 2021 annual meeting of shareholders if the proposed Declassification Certificate is approved by the shareholders and made effective and be subject to election for a one-year term at that meeting.
Under our Current Certificate, any director or the entire Board may be removed from office at any time, but only for cause and only by the affirmative vote of at least 66 2/3% in voting power of our capital stock entitled to vote thereon. Consistent with Delaware law, the Declassification Certificate would provide that any director or the entire Board may be removed from office at any time with or without cause by the affirmative vote of the holders of at least 66 2/3% in voting power of our capital stock entitled to vote thereon.
This description of the proposed Declassification Certificate is a summary and is qualified by the full text of the proposed Declassification Certificate, which is attached to this proxy statement as Annex B and is marked to show the changes described above.
Rationale for Declassification
Our Board is committed to acting with integrity and rationality to implement strong corporate governance policies and promote shareholder value. In determining whether to propose the declassification of our Board, as described above, our Board carefully reviewed the arguments for and against a classified board structure and the recommendation of our Nominating and Governance Committee.
Our Board recognizes that a classified structure can offer several advantages, including protection and optimization of shareholder value by safeguarding against a hostile takeover, promoting the stability and long-term focus of our Board through three-year terms, enhancing the independence of non-management directors by providing them with a longer term of office and insulating them against pressure from management or special interest groups, and attracting high quality directors who are willing to commit the time and resources to develop a

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deep understanding of Veeva. In addition, a corporation with a classified board may provide that directors may only be removed for cause.
Our Board also recognizes that a classified structure may appear to reduce directors’ accountability to shareholders, since such a structure does not enable shareholders to express a view on each director’s performance by means of an annual vote. In addition, our Board believes it is important for the Board to maintain shareholder confidence by demonstrating that it is responsive and accountable to our shareholders. In addition, without a classified board, directors may be removed with or without cause.
After consideration of the foregoing and other factors, our Board has unanimously determined that it is in the best interests of Veeva and our shareholders to eliminate the classified board structure. Therefore, our Board has unanimously approved the proposed Declassification Certificate.
Amendments to Our Amended and Restated Bylaws
If Proposal Two is approved by our shareholders, the Board of Directors will approve certain amendments to our Bylaws to, among other things, remove references to our classified board structure. The Board will also adopt amendments to our Bylaws to provide that future director elections in non-contested elections will require a majority vote, i.e., that votes cast for a nominee’s election must exceed the votes cast against such nominee’s election, with abstentions and broker non-votes ignored. The Board will also amend its Corporate Governance Guidelines to provide that nominees will conditionally resign as directors in the event a majority vote is not obtained.
Vote Required
Pursuant to Article ELEVENTH of our Current Certificate, the approval of any amendment to or repeal of the provisions of Article FIFTH of our Current Certificate, which currently provide that our Board shall be classified, requires the affirmative vote of the holders of at least 66 2/3% of the voting power of our capital stock as of the Record Date for the Special Meeting entitled to vote on such amendment. If you fail to vote or fail to instruct your broker or other nominee to vote, or vote to abstain from voting on this proposal, it will have the same effect as a vote AGAINST the proposal to amend our Current Certificate to declassify our Board.
If our shareholders approve the Declassification Certificate, our Board has authorized our officers to file the Declassification Certificate with the Delaware Secretary of State, and the Declassification Certificate would become effective as specified in the Declassification Certificate. Our Board currently intends to make that filing if this proposal is approved at the Special Meeting, to be effective on or about January 1, 2021.
If our shareholders do not approve the Declassification Certificate, then the Declassification Certificate will not be adopted, and the current classified structure of the Board and the Current Certificate will remain in place.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 23, 2020 for:
1.each of our named executive officers;
2.each of our directors;
3.all of our executive officers and directors as a group; and
4.each shareholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on shares of Class A common stock and shares of Class B common stock outstanding at October 23, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options and RSUs held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of October 23, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Veeva Systems Inc., 4280 Hacienda Drive, Pleasanton, California 94588.

Name of Beneficial Owner	Shares Beneficially Owned				% Total Voting Power (1)
	Class A		Class B
	Shares	%	Shares	%
Named Executive Officers and Directors:
Timothy C. Barabe
Timothy S. Cabral (2)
Mark Carges
Paul E. Chamberlain
Ronald E.F. Codd (3)
Peter P. Gassner (4)
Mary Lynne Hedley (5)
Alan V. Mateo (6)
Gordon Ritter (7)
Thomas D. Schwenger (8)
Paul Sekhri (9)
Matthew J. Wallach (10)
E. Nitsa Zuppas (11)
All Executive Officers and Directors as a Group (15 persons) (12)
5% Shareholders:
The Vanguard Group (13)	12,822,885	9.5	—	—	*
Morgan Stanley (14)	9,091,108	6.8	—	—	2.8
BlackRock, Inc. (15)	7,804,869	5.8	—	—	2.3
*    Less than 1 percent.

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(1)Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share. Each share of Class B common stock is convertible, at any time at the option of the holder, into one share of Class A common stock.
(2)Includes (i) shares of Class A common stock held by Mr. Cabral, (ii) shares of Class A common stock issuable to Mr. Cabral pursuant to options exercisable within 60 days of October 23, 2020, (iii) shares of Class A common stock issuable to Mr. Cabral pursuant to RSUs vesting within 60 days of October 23, 2020, (iv) shares of Class B common stock issuable to Mr. Cabral pursuant to an option exercisable within 60 days of October 23, 2020, and (v) shares of Class B common stock held by The Cabral Family Trust dated April 17, 2001.
(3)Includes (i) shares of Class A common stock held by Mr. Codd, (ii) shares of Class A common stock issuable to Mr. Codd pursuant to options exercisable within 60 days of October 23, 2020, (iii) shares of Class B common stock held by the Codd Revocable Trust dated March 6, 1998, and (iv) shares of Class B common stock issuable to Mr. Codd pursuant to an option exercisable within 60 days of October 23, 2020.
(4)Includes (i) shares of Class A common stock issuable to Mr. Gassner pursuant to options exercisable within 60 days of October 23, 2020, (ii) shares of Class B common stock held by Mr. Gassner, (iii) shares of Class B common stock held by Peter Gassner and Piyajit Gassner as Community Property, and (iv) shares of Class B common stock issuable to Mr. Gassner pursuant to an option exercisable within 60 days of October 23, 2020.
(5)Includes (i) shares of Class A common stock held by Dr. Hedley and (ii) shares of Class A common stock issuable to Dr. Hedley pursuant to RSUs vesting within 60 days of October 23, 2020.
(6)Includes (i) shares of Class A common stock held by Mr. Mateo, (ii) shares of Class A common stock issuable to Mr. Mateo pursuant to options exercisable within 60 days of October 23, 2020, and (iii) shares of Class A common stock issuable to Mr. Mateo pursuant to RSUs vesting within 60 days of October 23, 2020.
(7)Includes (i) shares of Class A common stock held by Mr. Ritter, (ii) shares of Class A common stock held by the Ritter-Metzler Revocable Trust dated November 6, 2000, and (iii) shares of Class B common stock held by Emergence Capital Partners II, L.P. (ECP II). Mr. Ritter, a member of our Board, is a member of Emergence GP Partners, LLC (EGP) and has shared voting and dispositive power with regard to the shares directly held by ECP II. EGP is the sole general partner of Emergence Equity Partners II, L.P., which is the sole general partner of ECP II. Mr. Ritter disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.
(8)Includes (i) shares of Class A common stock held by Mr. Schwenger and (ii) shares of Class A common stock issuable to Mr. Schwenger pursuant to RSUs vesting within 60 days of October 23, 2020.
(9)Includes (i) shares of Class A common stock held by Mr. Sekhri and (ii) shares of Class A common stock issuable to Mr. Sekhri pursuant to an option exercisable within 60 days of October 23, 2020.
(10)Includes (i) shares of Class A common stock issuable to Mr. Wallach pursuant to RSUs vesting within 60 days of October 23, 2020, (ii) shares of Class B common stock held by Mr. Wallach, (iii) shares of Class B common stock held by the Matt Wallach 2012 Irrevocable Trust, (iv) shares of Class B common stock held by the Matt Wallach 2013 Irrevocable Trust, (v) shares of Class B common stock held by the Matt Wallach 2012 Non-Grantor Trust, and (vi) shares of Class B common stock issuable to Mr. Wallach pursuant to options exercisable within 60 days of October 23, 2020.
(11)Includes (i) shares of Class A common stock held by Ms. Zuppas, (ii) shares of Class A common stock issuable to Ms. Zuppas pursuant options exercisable within 60 days of October 23, 2020, (iii) shares of Class A common stock issuable to Ms. Zuppas pursuant to RSUs vesting within 60 days of October 23, 2020, and (iv) shares of Class B common stock issuable to Ms. Zuppas pursuant to an option exercisable within 60 days of October 23, 2020.
(12)Includes the following amounts held by all our executive officers and directors, as a group: (i) shares of Class A common stock, (ii) shares of Class A common stock issuable pursuant to options exercisable within 60 days of October 23, 2020, (iii) shares of Class A common stock issuable pursuant to RSUs vesting within 60 days of October 23, 2020, (iv) shares of Class B common stock, and (v) shares of Class B common stock issuable pursuant to options exercisable within 60 days of October 23, 2020.
(13)Based solely on information reported on a Schedule 13G/A filed with the SEC on February 10, 2020, The Vanguard Group has sole voting power over 105,559 shares of Class A common stock, shared voting power over 36,827 shares of Class A common stock, sole dispositive power over 12,694,458 shares of Class A common stock, and shared dispositive power over 128,427 shares of Class A common stock. The subsidiaries included in the report were as follows: Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(14)Based solely on information reported on a Schedule 13G/A filed with the SEC on February 13, 2020, Morgan Stanley has shared voting power over 7,901,104 shares of Class A common stock and shared dispositive power over 9,091,108 shares of Class A common stock. An additional person identified in the report was Morgan Stanley Investment Management Inc. The address of the reporting persons is 1585 Broadway, New York, New York 10036.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 9

(15)Based solely on information reported on a Schedule 13G/A filed with the SEC on February 5, 2020, BlackRock, Inc. has sole voting power over 6,578,717 shares of Class A common stock and sole dispositive power over 7,804,869 shares of Class A common stock. The address of the reporting person is 55 East 52nd Street, New York, New York 10055.

10 Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Special Meeting
Q:    What is a proxy and why am I receiving these proxy materials?
A:    A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.
Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the virtual Special Meeting to be held on Tuesday, December 15, 2020 at 12:00 p.m. Pacific Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters described in this Proxy Statement. The Notice of Internet Availability of Proxy Materials (the “Notice”), this Proxy Statement, and accompanying form of proxy card are being made available to you on or about November , 2020.
Q:    What is included in the proxy materials?
A:    The proxy materials include:
1.This Proxy Statement for the Special Meeting; and
2.The Notice or proxy card.
Q:    How can I get electronic access to the proxy materials?
A:    The proxy materials are available at www.proxyvote.com and on our website at http://ir.veeva.com. You can find directions on how to instruct us to send future proxy materials to you in the proxy materials. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our shareholder meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message before future shareholder meetings with instructions containing a link to the proxy materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:    What information is contained in this Proxy Statement?
A:    The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.
Q:    Where is the Special Meeting and what do I need to attend?
A:    The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/VEEV2020SM. To attend the virtual Special Meeting, you will need the 16-digit control number included on the Notice or your proxy card.
Q:    Why will the Special Meeting be held virtually?
A:    In light of the COVID-19 outbreak, we believe hosting a virtual Special Meeting will help ensure the health and safety of our shareholders, Board, and management. Our virtual Special Meeting is also generally designed to enable participation of and access by more of our shareholders while decreasing the cost of conducting the meeting. Shareholders attending the virtual Special Meeting will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
Q:      How can I review the list of shareholders eligible to vote?
A:      Our list of shareholders as of the Record Date will be available for inspection for the 10 days prior to the Special Meeting. If you want to inspect the shareholder list, email our Investor Relations department at ir@veeva.com to make arrangements. The list of shareholders will also be available during the virtual Special Meeting through the meeting website for those shareholders who choose to attend.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 11

Frequently Asked Questions and Answers
Q:    What if I have technical difficulties trying to access the virtual Special Meeting?
A:    If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at www.virtualshareholdermeeting.com/VEEV2020SM. We encourage you to check in at 11:45 a.m. Pacific Time on December 15, 2020, the day of the Special Meeting, to allow ample time for check-in procedures and so you may address any technical difficulties before the Special Meeting live webcast begins.

Stock Ownership
Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:    Shareholders of record — If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered, with respect to those shares, the “shareholder of record,” and the Notice was provided to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically at the virtual Special Meeting.
Beneficial owners — Many Veeva shareholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice was forwarded to you by your broker, trustee, or nominee, who is considered, with respect to those shares, the shareholder of record.
As the beneficial owner, you have the right to direct your broker, trustee, or nominee on how to vote your shares. Beneficial owners are also invited to attend the Special Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Special Meeting.

Quorum and Voting
Q:    How many shares must be present to conduct business at the Special Meeting?
A:    A quorum is the minimum number of shares required to be present at the Special Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. Except as otherwise expressly provided by our Current Certificate or Bylaws, the holders of shares of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to a vote or for the consent of the shareholders of Veeva. Each holder of Class A common stock will have the right to one vote per share of Class A common stock and each holder of Class B common stock will have the right to ten votes per share of Class B common stock, in each case, held as of the close of business on the Record Date. A proxy submitted by a shareholder may indicate that the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter.
Under the DGCL, abstentions and “broker non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Special Meeting.
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Q:    Who is entitled to vote at the Special Meeting?
A:    Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Special Meeting. As of the Record Date, we had shares of Class A common stock outstanding and shares of Class B common stock outstanding.

12 Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

Frequently Asked Questions and Answers
Q:    How many votes do I have?
A:    In deciding all matters at the Special Meeting, each holder of Class A common stock of Veeva will be entitled to one vote for each share of Class A common stock held as of the close of business on the Record Date, and each holder of Class B common stock of Veeva will be entitled to ten votes for each share of Class B common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.
Q:    How can I vote my shares?
A:    If you are a shareholder of record, you may cast your vote in one of the following ways:
1.Electronically at the Special Meeting —You may vote directly at the virtual Special Meeting by navigating to www.virtualshareholdermeeting.com/VEEV2020SM and entering in your 16-digit control number. Even if you plan to attend the virtual Special Meeting, we recommend that you follow the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.
2.Via the Internet before the Special Meeting — You may vote by proxy by going to www.proxyvote.com until 11:59 p.m. Eastern Time on Monday, December 14, 2020.
3.By Telephone before the Special Meeting —You may vote by proxy by telephone until 11:59 p.m. Eastern Time on Monday, December 14, 2020 by calling 1-800-690-6903.
4.By Mail before the Special Meeting — If you receive a proxy card, and you may vote by filling out the proxy card and mailing it in the envelope provided.
If you are a beneficial owner holding shares through a bank, broker, or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.
Q:    What proposals will be voted on at the Special Meeting?
A:    At the Special Meeting, shareholders will be asked to vote:
(1)To adopt and approve the amendments to our Restated Certificate of Incorporation to become a PBC; and
(2)To adopt and approve the amendments to our Restated Certificate of Incorporation to eliminate the classified structure of our Board.
Proposal One and Proposal Two are separate proposals and are not contingent on the other. If one proposal is adopted and the other is not, it is the current intention of the Board to implement the proposal that is adopted by filing only the certificate of amendment that was approved, i.e., the PBC Certificate only if only Proposal One is adopted, and the Declassification Certificate only if only Proposal Two is adopted. Our Board reserves the right to abandon the amendments contemplated in the PBC Certificate and the Declassification Certificate at any time prior to the effectiveness of the filing of the PBC Certificate and the Declassification Certificate.
Q:    What is the voting requirement to approve each of the proposals?
A:    Proposal One —The adoption and approval of the amendments to our Restated Certificate of Incorporation to become a PBC by adding language to our statement of business purpose identifying (i) the specific public benefits to be promoted by the corporation and (ii) our obligation to balance the interests of shareholders, the interests of stakeholders materially affected by Veeva’s conduct, and pursuit of Veeva’s public benefit purpose, require the affirmative vote of a majority of the voting power of the outstanding shares of our capital stock as of the Record Date for the Special Meeting entitled to vote on such amendment. Abstentions and Broker Non-Votes will have the same effect as votes “against” the proposal.
Proposal Two —The adoption and approval of the amendments to our Restated Certificate of Incorporation to eliminate the classified structure of our Board of Directors require the affirmative vote of the holders of at least 66 2/3% of the voting power of our capital stock as of the Record Date for the Special Meeting entitled to vote on such amendment. Abstentions and Broker Non-Votes will have the same effect as votes “against” the proposal.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 13

Frequently Asked Questions and Answers
Q:    Are appraisal rights available in connection with any of the actions contemplated herein?
A:    No, shareholders do not have appraisal rights in connection with a conversion into a PBC or the declassification of the Board.
Q:    How does the Board recommend that I vote?
A:    Our Board unanimously recommends that you vote your shares:
1.“FOR” the adoption and approval of the amendments to our Restated Certificate of Incorporation to become a PBC; and
2.“FOR” the adoption and approval of the amendments to our Restated Certificate of Incorporation to eliminate the classified structure of our Board of Directors.
Q:    What happens if I do not give specific voting instructions?
A:    Shareholder of record — If you are a shareholder of record and you:
1.Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board or
2.Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.
Beneficial owners — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Q:    How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
A:    Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. Your broker will not have discretion to vote on the following “non-routine” matters absent direction from you: the amendments to our Restated Certificate of Incorporation.
Please note that brokers may not vote your shares on non-routine matters in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.
Q:    What happens if additional matters are presented at the Special Meeting?
A:    If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.
Q:    Can I change or revoke my vote?
A:    Subject to any rules your broker, trustee, or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting.
If you are a shareholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) attending the Special Meeting

14 Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

Frequently Asked Questions and Answers
and voting electronically (although attendance at the Special Meeting will not by itself revoke a proxy). A shareholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.
If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee, or other nominee or (2) by attending the Special Meeting and voting electronically (although attendance at the Special Meeting will not by itself revoke a proxy).
Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.
Q:    How are proxies solicited and who will bear the cost of soliciting votes for the Special Meeting?
A:    The Board is soliciting proxies for use at the Special Meeting. We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers, and employees of Veeva may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.
Q:    Is my vote confidential?
A:    Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Veeva or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote or to facilitate a successful proxy solicitation.
Q:    Who will serve as inspector of elections?
A:    The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.
Q:    Where can I find the voting results of the Special Meeting?
A:    We intend to announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K within four business days of the Special Meeting.

Information About the Proxy Materials
Q:    Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
A:    In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement, primarily via the Internet. Beginning on or about November , 2020, we mailed to our shareholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Special Meeting, and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.proxyvote.com. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our shareholder meetings.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 15

Frequently Asked Questions and Answers
Q:    What does it mean if multiple members of my household are shareholders but we only received one Notice or full set of proxy materials in the mail?
A:    We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, shareholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.
Q:    What is the mailing address for Veeva’s principal executive offices?
A:    Our principal executive offices are located at 4280 Hacienda Drive, Pleasanton, California 94588. The telephone number at that location is (925) 452-6500.

16 Veeva Systems Inc. | 2020 Special Meeting Proxy Statement	16

ADDITIONAL INFORMATION
Information Requests
Any written requests for additional information, a copy of our Bylaws, copies of the proxy materials, notices of shareholder proposals, communications to our Board or any other communications should be sent to 4280 Hacienda Drive, Pleasanton, California 94588, Attention: Corporate Secretary.
Website
Our website address is included in this Proxy Statement for reference only and is not incorporated by reference into this Proxy Statement.
Other Matters
We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named on the proxy card will have discretion to vote the shares they represent in accordance with their best judgment.

Forward-looking Statements

This proxy statement contains forward-looking statements, including the statements regarding Veeva’s potential conversion to a Delaware public benefit corporation, the expected impact and benefits of such a conversion and our existing financial targets. Any forward-looking statements contained in this proxy statement are based upon Veeva’s current expectations, historical performance and its current plans and estimates, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Veeva’s expectations as of the date of this proxy statement. Subsequent events may cause these expectations to change, and Veeva disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Additional risks and uncertainties that could affect Veeva’s financial results including its existing financial targets are included under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in its filing on Form 10-Q for the period ended July 31, 2020. This is available on the company’s website at veeva.com under the Investors section and on the SEC’s website at sec.gov.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement 17

ANNEX A
PROPOSED PBC CERTIFICATE
The following is the proposed PBC Certificate as described in Proposal One. The text in the heading of our certificate of incorporation and in Article THIRD indicated by bolded underline will be added.
**************************************
CERTIFICATE OF AMENDMENT TO
THE RESTATED CERTIFICATE OF INCORPORATION OF
VEEVA SYSTEMS INC.
Veeva Systems Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The Corporation was originally incorporated under the name of Rags2Riches, Inc., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 12, 2007.
2. This Certificate of Amendment to the Restated Certificate of Incorporation has been duly adopted by the Corporation in accordance with Section 242 of the Delaware General Corporation Law.
3. The heading of the Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
“RESTATED CERTIFICATE OF INCORPORATION
OF
VEEVA SYSTEMS INC.
(A PUBLIC BENEFIT CORPORATION)”
4. Article THIRD of the Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
“THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware or any applicable successor act thereto, as the same may be amended from time to time (the “DGCL”).
The Corporation shall be a public benefit corporation, as contemplated by subchapter XV of the DGCL, and is to be managed in a manner that balances our stockholders’ pecuniary (financial) interests, the best interests of those materially affected by the corporation’s conduct (including customers, employees, partners, and the communities in which we operate), and the public benefits identified in this certificate of incorporation. We believe this corporate structure reflects our guiding principle, “do the right thing.”
The specific public benefits to be promoted by the Corporation are to provide products and services that are intended to help make the industries we serve more productive, and to create high-quality employment opportunities in the communities in which we operate.”
5. This Certificate of Amendment to the Restated Certificate of Incorporation shall be effective as of A.M. Eastern Time on , 202 .
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of Incorporation as of this day of , 202 .

By:
Name: Josh Faddis
Title: Corporate Secretary
A-1 Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

ANNEX B
PROPOSED DECLASSIFICATION CERTIFICATE
The following is the proposed Declassification Certificate as described in Proposal Two. The text in Article FIFTH indicated by bolded underline will be added, and the text indicated by strike-through will be deleted.
**************************************
CERTIFICATE OF AMENDMENT TO
THE RESTATED CERTIFICATE OF INCORPORATION OF
VEEVA SYSTEMS INC.

    Veeva Systems Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The Corporation was originally incorporated under the name of Rags2Riches, Inc., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 12, 2007.
2. This Certificate of Amendment to the Restated Certificate of Incorporation has been duly adopted by the Corporation in accordance with Section 242 of the Delaware General Corporation Law.
3. Article FIFTH of the Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
“FIFTH: This Article FIFTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.
A. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.
B. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be fixed from time to time by resolution of the majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” will mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.
C. [RESERVED] ~~Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board shall be and is divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective.~~
D. Terms of Office. ~~Subject to the rights of holders of any series of Preferred Stock to elect directors, each~~ Each director shall serve for a term ending on the date of the ~~third~~ next annual meeting of stockholders following the annual meeting of stockholders at which such director was elected~~; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the~~. The term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, disqualification, resignation or removal.
E. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor.

Veeva Systems Inc. | 2020 Special Meeting Proxy Statement B-1

F. Removal. Any director or the entire Board may be removed from office at any time, ~~but only for~~ with or without cause, ~~and only~~ by the affirmative vote of the holders of at least 66 2/3% in voting power of the stock of the Corporation entitled to vote thereon.
G. Committees. Pursuant to the Bylaws, the Board may establish one or more committees to which may be delegated any or all of the powers and duties of the Board to the full extent permitted by law.
H. Stockholder Nominations and Introduction of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.”
4. This Certificate of Amendment to the Restated Certificate of Incorporation shall be effective as of A.M. Eastern Time on , 202 .
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of Incorporation as of this this day of , 202 .

By:
Name: Josh Faddis
Title: Corporate Secretary

B-2 Veeva Systems Inc. | 2020 Special Meeting Proxy Statement

PRELIMINARY COPY

VEEVA SYSTEMS INC.
4280 HACIENDA DR.
PLEASANTON, CA 94588

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday, December 14, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/VEEV2020SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, December 14, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25856-S12076

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VEEVA SYSTEMS INC.

The Board of Directors recommends you vote "FOR" Proposals 1 and 2:

		For	Against	Abstain
1.	The adoption and approval of the amendments to our Restated Certificate of Incorporation to become a public benefit corporation.	☐	☐	☐
2.	The adoption and approval of the amendments to our Restated Certificate of Incorporation to eliminate the classified structure of our Board of Directors.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D25857-S12076

VEEVA SYSTEMS INC.
Special Meeting of Stockholders
December 15, 2020 12:00 PM Pacific Time
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Peter P. Gassner and Brent Bowman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if present and acting at the Special Meeting of Stockholders of Veeva Systems Inc., to be held on Tuesday, December 15, 2020 at 12:00 PM Pacific Time, via live webcast at www.virtualshareholdermeeting.com/VEEV2020SM, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side